Exhibit 99.1

Media Contact: Andrew Berlin

The IGB Group

646-673-9701

MARATHON ACQUISITION CORP. CHAIRMAN AND CEO TO ENTER

INTO STOCK PURCHASE PLAN

NEW YORK, NY – May 22, 2008 – Marathon Acquisition Corp. (AMEX: MAQ.U and MAQ, and OTCBB: MAQ.WS) (“Marathon”) announced today that Michael Gross, its Chairman and Chief Executive Officer, intends to enter into a purchase plan pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which he will place a limit order to purchase up to two million shares of Marathon common stock commencing one business day after the filing with the Securities and Exchange Commission (the “SEC”) of Amendment No. 1 to the Registration Statement on Form F-4 (File Number 333-150309), which includes the preliminary joint proxy statement/prospectus related to the proposed merger with Global Ship Lease, Inc., and ending on the record date for the stockholders’ meeting to approve the merger. Under the Rule 10b5-1 purchase plan, Mr. Gross will place a limit order to purchase up to two million shares of Marathon common stock offered for sale at or below a price of $8.00 per share until the earlier of one business day prior to the record date of the stockholders’ meeting or the purchase of two million shares under the plan. It is intended that the purchases pursuant to the limit order will satisfy the conditions of Rule 10b-18(b) under the Exchange Act (which includes certain manner, timing, price and volume limitations) and will otherwise be subject to applicable law which may prohibit purchases under certain circumstances. Rule 10b5-1 allows officers and directors of public companies, at a time they are not aware of material nonpublic information, to adopt predetermined plans for purchasing or selling shares without regard to any subsequent nonpublic information the individual may receive. Marathon anticipates filing Amendment No. 1 to the Registration Statement on Form F-4 by the end of the month.

About Global Ship Lease

Global Ship Lease is a rapidly growing containership charter owner and is currently a subsidiary of CMA CGM S.A. of France (“CMA CGM”), the world’s third largest container shipping company. Incorporated in the Marshall Islands, Global Ship Lease commenced operations in December 2007 with a business of owning and chartering out containerships under long-term, fixed rate charters to world class container liner companies.

Global Ship Lease currently owns twelve vessels and has contracts in place to purchase an additional five vessels from CMA CGM expected for delivery between December 2008 and July 2009. The transaction values Global Ship Lease and its seventeen vessel fleet at approximately $1.0 billion. Following stockholder and warrantholder approval of the merger, Marathon’s stockholders will own approximately 66% of Global Ship Lease and CMA CGM will own approximately 34%.

Once all of the contracted vessels have been delivered, Global Ship Lease will have a seventeen vessel fleet with total capacity of 66,297 TEU and an average age of 5.5 years. All of the contracted vessels are under long-term charters to CMA CGM with an average remaining charter term of approximately 11 years.

About Marathon

Marathon Acquisition Corp. is a “blank check” company formed to acquire, through a merger, capital stock exchange, asset acquisition or similar business combination, one or more businesses. In August 2006, Marathon through its initial public offering raised net of fees and expenses, approximately $308.8 million which included $5.5 million in a private placement of sponsor warrants that were deposited into a trust account. Marathon has dedicated its time since the initial public offering to seeking and evaluating business combination opportunities.

Important Legal Information

When completed, the definitive joint proxy statement/prospectus and a form of proxy will be mailed to the stockholders and warrantholders of Marathon, seeking their approval of the transaction. Before making any voting decision, Marathon’s stockholders are urged to read the joint proxy statement/prospectus regarding the merger carefully and in its entirety because it contains important information about the proposed merger. Marathon’s stockholders and warrantholders may obtain, without charge, a copy of the preliminary joint proxy statement/prospectus and other relevant documents filed with the U.S. Securities and Exchange Commission from the Commission’s website at http://www.sec.gov. Marathon’s stockholders and warrantholders may also obtain, without charge, a copy of the preliminary joint proxy statement/prospectus and other relevant documents by directing a request by mail to Michael Gross at Marathon Acquisition Corp., 500 Park Avenue, 5th Floor, New York, New York 10022 or by telephone at (212) 993-1670.

Marathon and its directors and officers may be deemed to be participants in the solicitation of proxies from Marathon’s stockholders with respect to the proposed merger. Information about Marathon’s directors and executive officers and their ownership of Marathon’s common stock is set forth in Marathon’s annual report on Form 10-K for the fiscal year ended December 31, 2007. Stockholders may obtain additional information regarding the interests of Marathon and its directors and executive officers in the merger, which may be different than those of Marathon’s stockholders generally, by reading the preliminary joint proxy statement/prospectus and other relevant documents regarding the proposed merger.

Safe Harbor Statement

This communication contains forward-looking statements. Forward-looking statements provide Marathon’s current expectations or forecasts of future events. Forward-looking statements include statements about Marathon’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Words or phrases such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “will” or similar words or phrases, or the negatives of those words or phrases, may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. The risks and uncertainties include, but are not limited to:

•	future operating or financial results;

•	expectations regarding the strength of the future growth of the shipping industry, including the rate of annual demand growth in the international containership industry;

•	future payments of dividends and the availability of cash for payment of dividends;

•	Global Ship Lease’s expectations relating to dividend payments and forecasts of its ability to make such payments;

•	future acquisitions, business strategy and expected capital spending;

•	operating expenses, availability of crew, number of off-hire days, drydocking (beyond the disclosed reserve), survey requirements and insurance costs;

•	general market conditions and shipping industry trends, including charter rates and factors affecting supply and demand;

•	Global Ship Lease’s ability to repay its credit facility and grow using the available funds under its credit facility;
•	assumptions regarding interest rates and inflation;

•	change in the rate of growth of global and various regional economies;

•	risks incidental to vessel operation, including discharge of pollutants and vessel collisions;

•

Global Ship Lease’s financial condition and liquidity, including its ability to obtain additional financing in the future (from warrant exercises or outside services) to fund capital expenditures, acquisitions and other general corporate activities;

•	estimated future capital expenditures needed to preserve Global Ship Lease’s capital base;

•	ability to effect an acquisition and to meet target returns;

•	Global Ship Lease’s expectations about the availability of ships to purchase, the time that it may take to construct new ships, or the useful lives of its ships;

•	Global Ship Lease’s continued ability to enter into long-term, fixed-rate charters;

•	Global Ship Lease’s ability to capitalize on its management team’s and board of directors’ relationships and reputations in the containership industry to its advantage;

•	changes in governmental and classification societies’ rules and regulations or actions taken by regulatory authorities;

•	expectations about the availability of insurance on commercially reasonable terms;

•	unanticipated changes in laws and regulations;

•	potential liability from future litigation; and

•	other factors discussed in the section entitled “Risk Factors” in the preliminary joint proxy statement/prospectus.

Marathon’s actual results could differ materially from those anticipated in forward-looking statements for many reasons, including the factors described in “Risk Factors” in the preliminary joint proxy statement/prospectus. Accordingly, you should not unduly rely on these forward-looking statements, which speak only as of the date of this communication. Marathon undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this communication or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks Marathon describes in the reports it will file from time to time with the Securities and Exchange Commission after the date of this communication.